                       VANGUARD/MORGAN GROWTH FUND, INC.

                             PROSPECTUS SUPPLEMENT

                                JANUARY 10, 1996

The Board of Directors of Vanguard/Morgan Growth Fund, Inc. (the "Fund") has approved a revised investment advisory agreement with Franklin Portfolio Associates ("FPA"), the Fund's investment adviser. The new agreement involves a reduction in the annual rate of advisory fees to be paid to FPA.

         Under the terms of the new agreement, the Fund will pay FPA a basic advisory fee at the end of each fiscal quarter that is calculated by applying a quarterly rate, based on the following annual percentage rates, to the Fund's average month-end net assets for the quarter:

                 NET ASSETS                                             ANNUAL BASIC FEE RATE
                 ----------------------------------------------------------------------------
                 First $100 million                                             0.25%

                 Next $200 million                                              0.20

                 Next $200 million                                              0.15

                 Over $500 million                                              0.10


         Both the current and revised agreements provide that the basic fee may be increased or decreased by applying an incentive/penalty fee adjustment based on the investment performance of the Fund relative to the investment record of the Growth Fund Stock Index. Under the incentive/penalty fee schedule, the basic fee payable to FPA may be increased or decreased by as much as .10% depending on the investment performance of the equity investments managed by FPA.

         This revised investment advisory agreement replaces the Fund's existing agreement with the adviser dated April 24, 1990, and will go into effect on or about April 1, 1996. Until this date, the adviser has agreed to waive its advisory fees to the extent necessary to abide by the new fee schedule.